SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                               FORM 8-K

                          CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 15, 2003

                          LNB Bancorp, Inc.
   (Exact name of the registrant as specified on its charter)

            Ohio                                  34-1406303
   (State or other jurisdiction of             (I.R.S. Employer
    incorporation or organization)             Identification No.)

     457 Broadway, Lorain, Ohio                   44052 - 1769
(Address of principal executive offices)             (Zip Code)

                        (440) 244 - 6000
     Registrant's telephone number, including area code

                         Not Applicable
    (Former name, former address and former fiscal year,
                if changed since last report)

ITEM 9.    Regulation FD Disclosure

Registrant published and released its 1st Quarter 2003 Report to Shareholders. Registrant's 1st Quarter 2003 Report to Shareholders is furnished as Exhibit 99.1 hereto. This material is also filed under new Item 12 of Form 8-K.

Registrant issued a press release announcing 1st Quarter 2003 Earnings. Registrant's press release, dated April 15, 2003, is furnished as exhibit
99.2 hereto. This material is also filed under new Item 12 of Form 8-K.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LNB BANCORP, INC.


Date: April 15, 2003                  By:/s/Gregory D. Friedman
                                      -----------------------------
                                      Gregory D. Friedman, CPA
                                      Executive Vice President,
                                      Chief Financial Officer and
                                      Corporate Secretary